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                                                                    EXHIBIT 10.1

                    INTEGRATED SYSTEMS CONSULTING GROUP, INC.

             AMENDED AND RESTATED 1997 INCENTIVE STOCK OPTION PLAN(1)

1.       Purpose of the Plan

The purposes of this plan are to foster and promote the long-term financial success of the Company by (a) attracting and retaining key personnel of outstanding ability by the granting of stock options; (b) strengthening the Company's capacity to develop and maintain a competent management team; (c) providing incentive compensation opportunities which are competitive with those of other businesses; and (d) enabling key personnel to participate in the financial success of the Company through the ownership of stock in the Company. It is intended that stock options granted under this Plan shall be "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). All requirements of Code Section 422 and the regulations issued thereunder are deemed a part of this Plan and any provision hereof which is contrary to those requirements shall be null and void.

2.       Definitions

                  (a)      "Board" means the Board of Directors of the Company.

                  (b) "Committee" means a Committee appointed by the Board to administer the Plan. The Committee shall consist of not less than two persons who shall serve at the pleasure of the Board.

                  (c) "Company" means Integrated Systems Consulting Group, Inc., a Pennsylvania corporation, and its Subsidiaries, if any.

                  (d) "Employee" means any person (including any officer of the Company), who is employed on a full-time basis by the Company, and any member of the Board or the Board of Directors of any Subsidiary. For purposes of the Plan, employment on a full-time basis means employment for 40 or more hours per week.

                  (e) "Exercise Period" means the period during which a Participant is entitled to exercise a Stock Option granted to such Participant under the Plan; which period shall neither begin prior to two (2) years, nor end later than ten (10) years from the date of the grant of such Option. Options granted to any Employee under this Plan shall continue to be exercisable only so long as the Participant continues to be an Employee, except as provided in Section 7 hereof.


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(1) On May 23, 1997 the Company's Shareholders approved an amendment to the
Company's Amended and Restated 1989 Incentive Stock Option Plan to extend its expiration date to May 22, 2007. Subsequent to such amendment, the Plan will be referred to as the Amended and Restated 1997 Incentive Stock Option Plan.


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                  (f)      "Fair Market Value" means the value of the Shares
                           determined in good faith by the Plan Administrator. If shares of the Stock are listed on a stock exchange, such determination shall be made on the basis of the closing sale price of such Shares on any stock exchange on which such shares are listed. If shares of the Stock are not listed on a stock exchange, but are traded on the over-the-counter market, such determination shall be made on the basis of the mean between the bid and offer prices for such shares on the over-the-counter market. In no case shall such Fair Market Value be less than the par value of such Shares. Fair Market Value of the Shares shall be determined without regard to any restrictions other than a restriction which, by its terms, will never lapse.

                  (g) "Offer" means a tender or exchange offer, other than one made by the Company, for shares of Stock in the Company.

                  (h) "Participant" means any Employee who is selected by the Plan Administrator to receive a Stock Option.

                  (i) "Plan" means the Amended and Restated 1997 Incentive Stock Option Plan(2) of the Company, including any amendments thereto.

                  (j) "Plan Administrator" means either the Board or a Board-appointed Committee, whichever is designated from time to time to administer the Plan under
                           Section 3(a) hereof.

                  (k) "Reorganization Transaction" means a merger, consolidation or combination of the Company with another corporation or entity or any similar reorganization of the Company, the complete liquidation of the Company, or the sale of all or substantially all of the assets of the Company.

                  (l) "Shares" means the shares of Stock reserved for issuance or transfer by the Company under the Plan as set forth in Section 4(a) hereof. The term "Shares" shall also include all shares of Stock received with respect to Shares by a Participant pursuant to a stock dividend, stock split, recapitalization or other similar transaction.

                  (m) "Stock" means the Common Stock, par value $.005 per share, of the Company.

                  (n) "Stock Option" or "Option" means an option to purchase Shares granted under Section 6 hereof.

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(2) Amended as of May 23, 1997. See note 1.

                                       2

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                  (o)      "Subsidiary" means any corporation the majority of
                           the outstanding voting stock of which is owned, directly or indirectly, by the Company.

                  (p) "Termination of Employment" means the time when the employee-employer relationship between the Participant and the Company is terminated for any reason, including, but not limited to, a termination by resignation, discharge, death, disability, or retirement, but excluding such termination where there is a simultaneous reemployment by either the Company or a Subsidiary.

                  (q) "Vesting Schedule" means the dates when a Participant can exercise the Options granted under this Plan, as set forth in Section 6(c) hereof.

3.       Administration of the Plan

                  (a) The Plan shall be administered under the direction of the Board. The Board may at any time, in its sole discretion, appoint a Committee of the Company which shall have all of the powers, duties, and responsibilities of the Board of Directors under this Plan and shall be subject to all of the terms and conditions of this Plan applicable to the Board of Directors. The Committee, if appointed, shall consist of two or more persons who shall serve at the pleasure of the Board of Directors. Such persons may or may not be Directors of the Company. The Board shall determine, from time to time, whether the Plan shall be administered by the Board or the Committee, and whichever body is so designated shall be the Plan Administrator hereunder.

                  (b) Subject to the provisions of the Plan, the Plan Administrator shall have exclusive power to select the Employees who are to be Participants under the Plan as set forth in Section 5 hereof and to determine the Options to be granted to the Participants selected and the time or times when, and terms, conditions and restrictions subject to which, such Options will be granted.

                  (c) Decisions and determinations by the Plan Administrator shall be final and binding upon all persons, including, but not limited to, the Company and its shareholders, Participants and their personal representatives, heirs and assigns, and other Employees. The Plan Administrator shall have the authority to interpret the Plan, establish and revise rules and regulations relating to the Plan, and make any other determinations that it believes necessary or advisable for the administration of the Plan; provided, however, that no such rules, regulations or determinations are inconsistent with the terms of this Plan.

                                       3
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                  (d)      The provisions of the By-laws of the Company
                           governing the number of Directors of the Board required for action to be taken by the Board at a meeting and the requirements for voting by Directors at a meeting at which a quorum is present, or for acting by their written consent, shall be complied with by the Board in order to take valid actions under the Plan. Notwithstanding anything in the By-laws to the contrary, a majority of the Committee shall constitute a quorum, and the acts of a majority of the members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be the acts of the Committee.

                  (e) All expenses and liabilities incurred by the Plan Administrator in the administration of the Plan shall be borne by the Company. The Plan Administrator may employ attorneys, consultants, accountants, or other persons to render services in connection with the Plan, and the Company, the Board, the Committee, and the members of the Board and Committee shall be entitled to rely upon the advice, opinions, or valuations of any such persons. Neither the Company, the Board, the Committee, nor any member of the Board or Committee shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and Committee shall be indemnified by the Company with respect to any such liability to the fullest extent permitted by the By-laws of the Company.

4.       Stock Subject to the Plan

                  (a) The maximum number of shares of Stock which may be issued or transferred by the Company under the Plan and which shall be reserved for such issuance shall be 1,650,000(3) Shares.

                  (b) The Board may reserve authorized but unissued shares of Stock, or treasury shares of Stock, not otherwise reserved or restricted, for issuance under this Plan. Shares reserved for issuance or transfer under outstanding Stock Options under this Plan which expire unexercised or which are cancelled shall again become reserved for issuance under this Plan.

                  (c) The approval of this Plan by the Board shall constitute the Board's conclusive judgment and determination that, when Shares have been issued to a Participant in accordance with the terms and conditions of the Plan, such Shares shall be considered to be issued for full and adequate consideration and shall be fully paid and nonassessable Stock, and that such consideration shall be accounted for in accordance with the Company's standard accounting practice.

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(3) Amended as of May 23, 1997 (formerly
the total number of shares covered by the Plan was 1,250,000). See note 1.



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5.       Eligibility

The Plan Administrator shall from time to time, in its absolute discretion, select Participants to whom Stock Options shall be granted from among those Employees who are key personnel of the Company. No Stock options shall be granted to any individual who, at the time the Stock Option is granted, owns (after application of the ownership attribution rules contained in Code Section 424(d)) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the purchase price per Share under such Option is at least 110% of the Fair Market Value of such Share on the date the Option is granted, and such Option is not exercisable until after the expiration of five (5) years from the date on which such Option is granted. Moreover, the aggregate fair market value (determined as of the time the Option is granted) of the shares of stock of the Company with respect to which incentive stock options (as defined in Code Section 422) are exercisable for the first time by any Participant during any calendar year (pursuant to all incentive stock option plans of the Company) shall not exceed $100,000.

6.       Grant of Stock Option; Agreement

At the time an Option is granted pursuant to this Plan, each Participant granted an Option shall enter into an agreement with the Company (an "Incentive Stock Option Agreement"), in a form approved by the Plan Administrator, which shall set forth the general terms and conditions of the Options granted to the Participant, and such other terms and conditions as the Plan Administrator shall, in its sole discretion, determine. A copy of a form of Incentive Stock Option Agreement is attached hereto as Exhibit A. The Incentive Stock Option Agreement shall specify the following terms and conditions with respect to the
Option:

                  (a) Number of Shares. The number of Shares issuable or transferable to the Participant upon the exercise of the Option.

                  (b) Price. The purchase price per Share deliverable upon the exercise of the Option, which shall not be less than the Fair Market Value of the Shares on the date the Option is granted. The purchase price may be paid in cash, by check or in any other form as may be deemed acceptable by the Plan Administrator.

                  (c) Exercise Period and Vesting Schedule. The Stock Options granted under this Plan shall be exercisable by the Participant in accordance with the following schedule (the "Vesting Schedule"):

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

                           For Options granted before July 25th, 1996:

                                    2 years from date of grant:                 20% of Shares
                                    3 years from date of grant:                 40% of Shares
                                    4 years from date of grant:                 60% of Shares
                                    5 years from date of grant:                 80% of Shares
                                    6 years from date of grant:                 100% of Shares

                           For Options granted on or after July 25th, 1996:
                                    1 year from date of grant:                  20% of Shares
                                    2 years from date of grant:                 40% of Shares
                                    3 years from date of grant:                 60% of Shares
                                    4 years from date of grant:                 80% of Shares
                                    5 years from date of grant:                 100% of Shares

                  (d) Discretion of Plan Administrator. Notwithstanding anything to the contrary in this Section 6(d), the Plan Administrator, at any time and in its sole discretion, may establish the Vesting Schedule for any Stock Options granted under this Plan and may also provide for the acceleration of the Vesting Schedule with respect to Stock Options previously granted under the Plan to any Participant and the acceleration of the right to exercise Stock Options prior to vesting (provided such Stock is subject to the Company's right, but not the obligation, to repurchase such Stock if vesting does not subsequently occur), provided that such grant or acceleration shall not impair the qualification of such Stock Option under Code Section 422.

                  (e) Voluntary. The Participant shall expressly acknowledge and agree that participation in this Plan is voluntary, and that the Participant will be solely responsible for all taxes to which he or she may become subject as a consequence of participation in the Plan, the exercise of an Option or the ownership, sale, transfer or other disposition of Shares acquired pursuant to the exercise of an Option issued hereunder.

                  (f) 30-Day Waiting Period With Respect to Options Granted Prior to July 25, 1996. With respect only to Options granted hereunder prior to July 25, 1996, there shall be a 30-day period between the date on which the Participant exercises the Option pursuant to this Plan, and the issuance or transfer of the Shares covered by such Option to the Participant, and the Participant must remain an Employee at all times during such 30-day period in order to receive the Shares.

                  (g) Share Certificates Held by Company. The original of any Share certificates that are issued to a Participant upon exercise of a Stock Option granted under the Plan may be held by the Plan Administrator as custodian for the Participant, in the Plan Administrator's sole discretion. The issuance of such certificates shall be recorded on the Company's stock ledger book and other records so that the Participant is accorded all rights of a holder of Shares. At a Participant's request, the Plan Administrator shall furnish to the Participant a copy of the Share certificate(s) held by the Plan Administrator as custodian for the Participant.

                  (h) Other. Such other terms and conditions not inconsistent with the Plan as the Plan Administrator shall specify.

7.       Termination of Employment

                  (a) Death. If the Participant dies while an Employee, any Option which was exercisable, in accordance with the Vesting Schedule, by such Participant on the date of such Participant's death shall be exercisable by such Participant's estate, heirs or legatees at any time prior to the expiration of one year after the date of the Participant's death, but in no event after the expiration of the Exercise Period applicable to such Option.

                  (b) Total Disability. If any Participant becomes permanently and totally disabled within the meaning of Code Section 22(e)(3) while he or she is an Employee, any Option held by the Participant which was exercisable, in accordance with the Vesting Schedule, by the Participant on the date of such disability shall be exercisable for a period of one year from the date such Participant ceases Employment, but in no event after the expiration of the Exercise Period applicable to such Option. If the Participant dies during such one-year period, the executor, personal representative, distributee or legatee of the Participant's estate shall have the right to exercise such Option during the remainder of such period.

                  (c) Other. If there is a Termination of Employment of a Participant for any reason not specified in Sections 7(a) or 7(b) hereof, any Option which was exercisable, in accordance with the Vesting Schedule, by such Participant on the date of such Termination shall be exercisable at any time prior to 30 days from the date of such Termination, but in no event after the termination of the Exercise Period applicable to such Option. If the Participant dies during such 30-day period, the executor, personal representative, legatee or distributee of the Participant's estate shall have the right to exercise such Option during the remainder of such period. The Plan Administrator shall have discretion with respect to applying this Section 7(c) to members of the Board of Directors who are Participants under the Plan.

8.       Leave of Absence

If a Participant is granted a leave of absence (as defined in Regulations
Section 1.421-7(b)(2)) by the Company, the Plan Administrator may make such provision respecting continuance of any Stock Option held by such Participant while such Participant continues as an Employee as it may deem advisable, except that in no event shall any Option become exercisable after the expiration of the Exercise Period applicable to such Option.

9.       Compliance with Applicable Laws

No Stock Options shall be granted, and no Shares shall be issued or transferred by the Company to a Participant pursuant to the Plan unless the Plan Administrator, in its sole discretion, shall have first determined that all registrations, approvals, exemptions, and any other action required by law to be taken with respect to the Plan shall have been accomplished, including, but not limited to, such action, if any, as is then required to comply with the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, any applicable state laws, and the requirements of any exchange on which the Stock may, at the time, be listed.

10.      Employment

No employee or other person shall have any claim or right to be granted a Stock Option under the Plan. Nothing herein contained shall at any time be deemed to give any Employee the right to be retained in the employ of the Company, interfere with the right of the Company to discharge any Employee, give to the Company the right to require any Employee to remain in its employ, or interfere with any Employee's right to terminate employment.

11.      Corporate Changes

                  (a) If any change in the number, class, rights or designation of outstanding shares of Stock occurs by reason of a stock split, recapitalization, stock dividend, reclassification, or other similar transaction, the maximum aggregate number and class of Shares reserved under the Plan or the exercise price of all outstanding Stock Options may be appropriately adjusted by the Board whose determination in such regard shall be conclusive. When such adjustment is made, the number of Shares issuable or transferable to Participants upon the exercise of outstanding Stock Options, or the exercise price of such Options, as the case may be, shall likewise be appropriately adjusted by the Board.

                  (b) If the Company becomes a party or subject to a Reorganization Transaction, or if there is an Offer for shares of the Stock, the Board may: (1) determine what Participants shall be entitled to receive, in substitution for Shares issuable or transferable to them upon the exercise of outstanding Stock Options, in the form of stock, securities, cash or other property to be received by owners of Stock of the Company as a result of such Reorganization Transaction or Offer; provided, however, that the aggregate fair market value of the stock, securities, cash or other property subject to the Options immediately after such substitution shall be no greater than the aggregate Fair Market Value of the Shares subject to such Options immediately before such substitution; (2) upon written notice to Participants, provide that the Participant's Options shall be terminated unless exercised in accordance with the Plan within thirty (30) days after the date of such notice; or (3) take any other action with respect to any outstanding Stock Options which it deems to be appropriate; provided that under no circumstances shall any such Board determination increase the length of the Exercise Periods applicable to the Options.

12.      Transferability of Shares

                  (a) If a Participant acquires Shares pursuant to the terms of this Plan and there is, subsequently, a Termination of Employment with the Company, either voluntarily or involuntarily, such Employee shall be obligated to offer to sell within fifteen (15) days to the Company and the Company shall be obligated to purchase from the Participant the Shares so acquired (other than Shares of the Company for which there shall be a public market). If the termination is by reason of the death of the Participant, the obligation to offer the Shares shall pass with the Shares to the Participant's executor, legal representative, distributee, or legatee. At the discretion of the Plan Administrator this Section 12 shall not apply to members of the Board of Directors who are Participants under the Plan.

                           Closing with respect to the repurchase of the Shares described in the prior paragraph shall take place at the offices of the Company within thirty (30) days of the date of Termination of Employment (or, in the case of the death of the Participant, within thirty
                           (30) days of the exercise of the Option pursuant to
                           Section 7(a) hereof). At the sole discretion of the Company, however, the date of Closing may be postponed until the first business day following the date which is the one year anniversary of the date the Shares were transferred to the Participant pursuant to the Option.

                           The purchase price for the Shares to be purchased hereunder, other than in the event the Participant is dismissed from Employment with the Company for cause, shall be the Fair Market Value of such Shares (determined in accordance with Section 2(f) hereof) as of the date of Termination of Employment. If a Participant is dismissed from Employment with the Company for cause, the purchase price of those Shares acquired by the Employee pursuant to the exercise of Stock Options shall be equal to their Fair Market Value as determined above or the Participant's exercise price for those Shares, whichever is less.

                  (b) The Shares acquired pursuant to the Plan shall and all share certificates representing Shares so acquired shall contain a legend stating that transfer of such Shares is restricted in accordance with the terms of this Plan.

13.      Miscellaneous

                  (a) Effective Date and Duration of the Plan. This Plan shall become effective upon the approval thereof by the holders of a majority of the outstanding shares of stock of the Company entitled to vote thereon within twelve months after the Plan is adopted by the Board of Directors. Unless sooner terminated, the Plan shall terminate ten years from the date of shareholder approval, or the date the Plan is adopted, whichever is earlier.

                  (b) Effect Upon Other Plans. The adoption of the Plan shall not affect any stock option or other compensation or incentive plan in effect for the Company or any Subsidiary, and the Plan shall not preclude the Board from establishing any other forms of incentive, bonus or other compensation for Employees.

                  (c) Termination. The right to grant Stock Options under the Plan shall terminate automatically at the close of business on the tenth anniversary of the effective date of the Plan, and thereafter, the function of the Plan Administrator shall be limited to the administration of Options previously granted. The Board shall have the right to suspend or terminate the Plan at any time provided that no action shall, without the consent of the Participant, adversely affect any rights or obligations under any Options previously granted to the Participant. The Plan may be terminated at any time by the shareholders of the Company in the manner provided by law.

                  (d) Amendment of the Plan. The Board may modify or amend the Plan in any respect, except that without shareholder approval the Board may not, unless otherwise provided specifically herein, (1) increase the maximum number of Shares set forth in Section 4(a) hereof; (2) withdraw administration of the Plan from the Plan Administrator constituted in the manner provided in Section 3(a) hereof; (3) materially increase the benefits accruing to Participants; or
                           (4) materially modify the requirements as to eligibility for participation in the Plan as set forth in Section 5 hereof. Any modification or amendment of the Plan shall not, without the consent of the Participant, adversely affect any rights or obligations under Options previously granted to the Participant. Subject to the foregoing, the Plan may be amended at any time by the shareholders of the Company in the manner provided by law. The Plan Administrator may, with the consent of a Participant, amend an outstanding Option held by a Participant, in a manner not inconsistent with the Plan.

                  (e) Assignability of Options. No Stock Options shall be assignable or transferable by a Participant except by will or by the laws of descent and distribution. During the life of the Participant, Options shall be exercisable only by such Participant. No Participant shall have any rights as a shareholder with respect to any Shares subject to an Option until the date of issuance of stock certificates to such Participant for such Shares. Except as otherwise expressly provided herein, no adjustment shall be made for dividends or other shareholder rights for which the record date is prior to the date such stock certificates are issued.

                  (f) Binding Effect. Any delivery of Shares upon the exercise of Stock Options and any delivery of cash in settlement of an Option to any Participant or former Participant or such Participant's legal representative or to any beneficiary of such Participant in accordance with the provisions of this Plan shall be in full satisfaction of all claims with respect to such Options which such Participant, representative or beneficiary may have against the Company, Plan Administrator or any member of the Plan Administrator. This Plan shall be binding upon the beneficiaries, heirs, executors, administrators, distributees and assigns of the Participants and the successors and assigns of the Company.

                  (g) Governing Law. This Plan shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

                  (h) Compliance with Securities and Exchange Commission Rule 16b-3. Notwithstanding anything contained in this Plan to the contrary, commencing July 25, 1996, no Options shall be granted to any person who is the beneficial owner of more than 10% of any class of equity security of the Company which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or who is a director or officer of the Company (hereinafter referred to as an "insider"), except as follows:

                                    (i) Formula Plan for Outside Directors. Each
                           outside member of the Board of Directors (i.e., a director who is not employed by the Company) shall automatically be granted an Option for 10,000 Shares upon initial election to the Board of Directors, and each outside member of the Board of Directors shall automatically be granted an Option for 2,000 Shares every two years thereafter following re-election to the Company's Board of Directors.

                                    (ii) Other Insiders. All other "insiders"
                           shall be granted Options only upon recommendation of the Committee and approval by the Board of Directors.

                                    (iii) It is the intent of this subsection
                           13(h) that profits resulting from the exercise of Options granted to "insiders" shall not be subject to the short-swing profit recovery provisions of section 16 of the Securities Exchange Act but shall instead be exempt from such provisions pursuant to Rule 16b-3 or otherwise. Accordingly, this subsection 13(h) shall be construed and administered in such a manner as to result in the foregoing.




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